Exhibit 99.2

CALLIDUS BIOPHARMA, INC.

(A Development Stage Company)

TABLE OF CONTENTS

UNAUDITED BALANCE SHEET AS OF SEPTEMBER 30, 2013

UNAUDITED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

UNAUDITED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

Callidus Biopharma, Inc.

(A Development Stage Enterprise)

Balance Sheet

September 30, 2013

Assets

Current assets
Cash	$1,314,474
Other receivable	15,000

Total current assets	1,329,474

Property and equipment
Laboratory equipment	235,712
Less accumulated depreciation	(62,021)

Total property and equipment, net	173,691

Deferred tax asset	321,225

Total assets	$1,824,390

Liabilities and stockholders’ equity

Current liabilities
Accounts payable	$24,057
Accrued expenses and other current liabilities	123,733

Total current liabilities	147,790

Stockholders’ equity
Common stock - authorized, 5,000,000 shares of $.01 par value; 700,000 shares issued and outstanding at September 30, 2013	7,000
Preferred stock - authorized 650,000 shares of $.01 par value; 604,650 shares issued and outstanding at September 30, 2013	6,046
Additional paid-in capital	5,655,853
Deficit accumulated during development stage	(3,992,299)

Total stockholders’ equity	1,676,600

Total liabilities and stockholders’ equity	$1,824,390

The accompanying notes are an integral part of these financial statements.

2

Callidus Biopharma, Inc.

(A Development Stage Enterprise)

Statements of Loss

For the Nine Months Ended September 30, 2013 and 2012 and

for the Period from January 25, 2010 (Inception) to September 30, 2013

	Nine Months	Nine Months	January 25, 2010
	Ended	Ended	(Inception) to
	September 30, 2013	September 30, 2012	September 30, 2013

Revenues	$—	$—	$—

Operating expenses
Research and development	1,452,084	431,981	2,327,309
General and administrative	92,926	36,970	226,803
Salaries and wages	740,265	368,131	1,697,391
Depreciation	23,523	17,854	62,021

Total operating expenses	2,308,798	854,936	4,313,524

Deferred tax benefit	(136,242)	(83,528)	(321,225)

Net loss	$2,172,556	$771,408	$3,992,299

The accompanying notes are an integral part of these financial statements.

3

Callidus Biopharma, Inc.

(A Development Stage Enterprise)

Statements of Cash Flows

For the Nine Months Ended September 30, 2013 and 2012 and

for the Period from January 25, 2010 (Inception) to September 30, 2013

	Nine Months	Nine Months	January 25, 2010
	Ended	Ended	(Inception) to
	September 30, 2013	September 30, 2012	September 30, 2013

Cash flows from operating activities
Net loss	$(2,172,556)	$(771,408)	$(3,992,299)
Adjustments to reconcile net loss to net cash used in operating activities:
Noncash compensation expense	313,108	1,932	317,745
Deferred income taxes	(136,242)	(83,528)	(321,225)
Depreciation	23,523	17,854	62,021
Changes in operating assets and liabilities:
Other receivable	(15,000)	—	(15,000)
Accounts payable	5,237	4,087	24,057
Accrued expenses and other current liabilities	87,383	17,284	123,733

Net cash used in operating activities	(1,894,547)	(813,779)	(3,800,968)

Cash flows from investing activities
Purchases of property and equipment	(86,096)	(55,998)	(235,712)

Net cash used in investing activities	(86,096)	(55,998)	(235,712)

Cash flows from financing activities
Issuance of common stock	—	—	700,000
Issuance of preferred stock	3,040,000	1,441,154	4,651,154

Net cash provided by financing activities	3,040,000	1,441,154	5,351,154

Net increase in cash	1,059,357	571,377	1,314,474

Cash
Beginning of period	255,117	27,331	—

End of period	$1,314,474	$598,708	$1,314,474

The accompanying notes are an integral part of these financial statements.

4

CALLIDUS BIOPHARMA, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.                                      Nature of Operations

Callidus Biopharma, Inc., a Delaware corporation, (the Company) was formed on January 25, 2010 (inception) and immediately began development stage operations. The Company’s management and operations are governed by the amended and restated Bylaws adopted March 18, 2010.

The Company is a development stage enterprise and is a product-driven biotechnology company focused on developing superior products by combining the required scientific understanding of protein therapies with more efficient and cost-effective approaches for protein production to address deficiencies with existing biologics. The Company has used its deep understanding of enzyme replacement therapies (ERTs) for lysosomal storage disorder (LSDs) to create novel classes of molecules with new intellectual property, among which is a lead drug candidate for the treatment of Gaucher disease and line of sight on a new drug candidate for the treatment of Pompe disease. These drug candidates have the potential to be substantially more effective than current ERTs and, in the case of the treatment for Pompe disease, safer as well. Both Pompe and Gaucher are considered rare diseases, and the drugs used for treatment are accorded orphan drug status, accelerated approval and other benefits.

The Company conducts application research and development in the United States. The Company’s headquarters and primary operations are located in Pennsylvania.

2.                                      Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (US GAAP).

Development Stage Enterprise

The Company is in the development stage as more fully defined in Financial Accounting Standards Codification (FASC) 915. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company’s research and development will be successfully completed or that any approved product will be commercially viable.  The Company operates in an environment of intense competition, is dependent upon raising capital to fund the development activities described in Note 1, and is dependent upon the ability of its employees, consultant, and advisors to develop an economically feasible product or products.

The accompanying financial information does not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could vary from these estimates.  On an ongoing basis, management reviews estimates based upon information that is currently available.  Changes in facts and circumstances may result in revised estimates, and any adjustment could be significant.

Cash

Cash consists of funds in a non-interest bearing deposit account in a commercial bank.  From time to time, the deposit account balance may exceed Federal Deposit Insurance Corporation insured limits.

Research and Development

The Company expenses all research and development costs as incurred.  Such expenses include legal fees, consulting fees, and certain laboratory and supply fees.

Property and Equipment

Property and equipment are recorded at cost.  Depreciation and amortization are computed using straight line or accelerated methods over the estimated useful life of the laboratory equipment which is five years.

Maintenance and repair charges that do not increase the useful lives of the assets are charged to expense as incurred.  When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the statement of loss.

Rent Expense

Rent expense is recognized on a straight line basis over the term of the lease.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets, including tax loss carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred income tax expense or benefit represents the change during the period in the deferred tax assets and deferred tax liabilities.  The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Management of the Company considers the likelihood of changes by taxing authorities in its filed income tax returns and would disclose potential significant changes that management believes are more likely than not to occur upon examination by tax authorities.  Management has not identified any uncertain tax positions in filed income tax returns that require disclosure in the accompanying financial statements.  The Company’s income tax returns since inception are subject to examination by tax authorities, and may change upon examination.

Share-Based Payments

The Company recognizes compensation for stock options as the fair value of the option at the date of the grant using the Black Scholes Option Pricing Model.

Subsequent Events

Management evaluates events occurring subsequent to the date of the financial statements in determining the accounting for and disclosure of transactions and events that affect the financial statements.  Subsequent events have been evaluated through January 6, 2014 which is the date the financial statements were available to be issued.

Subsequent to September 30, 2013, options for the purchase of 20,145 shares of Common Stock were exercised at an exercise price of $1.00 per share.

On November 19, 2013, all of the common and preferred stock was purchased by Amicus Therapeutics, Inc., a publicly traded company on the NASDAQ.  The purchase price was $15,000,000 upfront with future potential payments of up to an additional $115,000,000 based upon the successful completion of certain clinical and regulatory milestones.

3.                                      Stockholders’ Equity and Stock-Based Compensation

Common Stock

During the period from January 25, 2010 (inception) to December 31, 2011, the Company sold 700,000 shares for $700,000 to officers of the Company.  The holders of such shares of common stock are entitled to vote.

Preferred Stock

During the nine months ended September 30, 2013, the Company sold 395,200 shares of preferred stock which consists of shares of Series A Preferred Stock (the Series A Preferred Stock) for $3,040,000 to officers of the Company and third-party investors. During the nine months ended September 30, 2012, the Company sold 187,350 shares of Series A Preferred Stock for $1,441,154.  Also, in 2012, a

$170,000 convertible loan payable was converted into 22,100 shares of the Series A Preferred Stock to officers of the Company and third-party investors.

The Series A Preferred Stock is entitled to dividends, accruing day to day, whether or not declared, and shall be cumulative.  Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Company shall be under no obligation to pay such accruing dividends.  No dividends on any shares of other class or series of stock of the Company will be paid unless the holders of the Series A Preferred Stock shall simultaneously receive a dividend of $0.3846 on each outstanding share of the Series A Preferred Stock in a formula as included in the Articles of Incorporation.  The Series A Original Issue Price was $7.6923 per share.  Preferred stock is convertible into common stock on a formula as described in the amended Articles of Incorporation.  In addition, preferred stock may be redeemed by the Company upon the occurrence of certain events and according to a formula as described in the amended Articles of Incorporation.  Under certain conditions, the preferred stockholders can require redemption of the preferred shares after the five year anniversary of their issue date.  The cumulative preferred dividend as of September 30, 2013 and September 30, 2012 was $222,549 and $56,119, respectively.

Stock Incentive Plan and Stock Options

As of September 16, 2010, the Company established an Incentive Stock Plan which provides for the issuance of qualified and non-qualified stock options, stock appreciation rights, and restricted stock.  The Company may award a right to purchase up to a total of 340,000 shares of Common Stock in order to retain directors, executives and selected employees and consultants. Any options shall become exercisable over a period of not longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually.  No option shall be exercisable in whole or in part prior to one year from the date it is granted unless the Board determines otherwise.  In no event shall any option be exercisable after the expiration of ten years from the date it is granted for less than 10% owners of the voting stock.  The exercise price for the options shall be the fair value of the shares at the date of the grant, with the exception of the more than 10% owners of the voting stock, which shall be at 110% of the fair value.  The fair value is determined by the Board in good faith.  All units vest ratably over a five year period from date of grant. Owners of more than 10% of the voting stock of the Company shall forfeit unexercised options after five years from the date of the grant; for other holders, options are forfeited at 10 years from date of grant.

Compensation expense is recognized over the service period for the fair value of the option at date of grant.  The Black Scholes Option Pricing Model used implied future volatility of 98%, the risk free rate published by the U.S. Federal Reserve Bank of .17%, and a 39% discount for lack of marketability.

A summary of options granted and related information for the nine months ended September 30, 2013 and 2012 and for the period from January 25, 2010 (inception) to September 30, 2013, is presented below:

							Compensation
									From January 25,
			Fair Value	Months		Months	Nine	Nine	2010 (Inception)
	# of	Exercise	at Grant	Vested at		Vested at	Months	Months	to September 30,
	Shares	Price	Date	9/30/13		9/30/12	2013	2012	2013
Series A Preferred
Granted Nov 2010	7,000	$1.00	$1.47	35		23	$671	$671	$2,609
Granted Dec 2010	1,000	1.00	1.47	43		22	96	96	363
Granted Feb 2011	5,000	1.00	1.47	41		20	719	719	2,557
Granted Jan 2012	4,645	1.00	1.47	21		9	446	446	1,040
Granted Jan 2013	7,000	1.00	6.75	9		—	3,807	—	3,807
Granted Aug 2013	14,500	1.00	11.16	2		—	3,012	—	3,012
Granted Sept 2013	89,000	1.00	11.16		*	—	304,357	—	304,357

Total compensation expense							$313,108	$1,932	$317,745

*      Shares were granted and vesting accelerated during the period

Warrants

During the nine months ended September 30, 2013 and 2012, the Company issued warrants for holders to acquire a total of 21,736 and 1,188 shares, respectively, of the Series A Preferred Stock at an exercise price of $7.69, which approximated fair value of the Company’s Common Stock at the date of grant. The warrants may also be exercised by a “cashless exercise” which allows the holder to exchange the warrant for the number of shares equal to number of shares in the notice of exercise, less the number of shares equal to the quotient of the total number and the exercise price by the current market value of the shares of the Company’s Common Stock, issuable upon conversion of one share of the Series A Preferred Stock.

4.                                      Lease Commitments

Operating

The Company leases office space under an operating lease agreement which expired in April 2013, and was amended in February 2013 with a new expiration of March 31, 2014.  As of September 30, 2013, future minimum lease payments required under the lease was:

2013

2013	$15,166
2014	15,166
$30,332

Rent expense under the operating lease was $43,974 for nine months ended September 30, 2013, and $18,000 for the nine months ended September 30, 2012, and $116,471 for the period from January 25, 2010 (inception) to September 30, 2013.

5.                                      Income Taxes

The Company files federal income and state income tax returns.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The Company believes that the deferred tax asset relating to the net operating losses is unlikely to be realizable, and therefore, a valuation allowance has been recorded.  Intangible assets consist of legal costs incurred for documentation of a potential patent.

The table below summarizes the sources and expected tax consequences of approximate future taxable deductions (income), which comprise net deferred taxes for the Company as of September 30, 2013:

2013

Deferred tax asset
Net operating losses	$1,385,931
Intangibles	324,440
Property and equipment	(3,215)
Less valuation allowance	(1,385,931)

Net deferred income tax asset	$321,225

Deferred tax benefit is composed of the change of the different book and tax bases of property and equipment, intangibles, and net operating loss carryforwards for the nine months ended September 30, 2013 and 2012, and for the period from January 25, 2010 (inception) to September 30, 2013. In addition, there was an increase in the allowance account for the nine months ended September 30, 2013 of $734,734, for the nine months ended September 30, 2012 of $313,750 and for the period from January 25, 2010 (inception) to September 30, 2013 of $1,385,931.

Loss carryforwards for federal income tax purposes at September 30, 2013 begin to expire in 2030 and are as follows:

	NOL Amount	Year Expiring

Tax net operating loss:
December 31, 2010	$211,759	2030
December 31, 2011	478,235	2031
December 31, 2012	789,999	2032
September 30, 2013	1,669,850	2033

Total tax net operating loss carryforwards	$3,149,843

6.                                      Related Party Transactions

A stockholder advanced the Company $170,000 during 2011. During 2012, this advance was converted to preferred stock.